                                 SCHEDULE 13E-3
                                 (Rule 13e-100)

       Transaction Statement Pursuant To Section 13(e) Of The Securities
                 Exchange Act Of 1934 and Rule 13e-3 Thereunder

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        Rule 13e-3 Transaction Statement
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                               (Amendment No. )


                       EMONS TRANSPORTATION GROUP, INC.
         -------------------------------------------------------------
                             (Name of the Issuer)

          EMONS TRANSPORTATION GROUP, INC. AND ETG MERGER CORPORATION
          -----------------------------------------------------------
                      (Name of Person(s) Filing Statement)

             $.14 Series A Cumulative Convertible Preferred Stock
            -------------------------------------------------------------
                         (Title of Class of Securities)

                                  291575-207
          -----------------------------------------------------------
                     (CUSIP Number of Class of Securities)

          (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement):

                             Mr. Scott F. Ziegler,
                Senior Vice President, Chief Financial Officer,
                            Controller and Secretary
                        Emons Transportation Group, Inc.
                              96 S. George Street
                            York, Pennsylvania 17401
                          Telephone No.: 717-771-1700

          It is respectfully requested that copies of any notices and communications be sent to:

                            David J. Schwartz, Esq.
                          Anderson Kill & Olick, P.C.
                          1251 Avenue of the Americas
                            New York, New York 10020
                          Telephone No.: 212-278-1509

This statement is filed in connection with (check the appropriate box):

a.    [X]  The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b.    [ ]  The filing of a registration statement under the Securities Act of
           1933.

c.    [ ]  A tender offer.

d.    [ ]  None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies:
[ ]

Calculation of Filing Fee*

         Transaction
          Valuation                     Amount of Filing Fee
          ---------                     --------------------
          $2,135,661                            $427.13

[ ] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount previously paid: ______________
Form or registration no.: ____________
Filing party:_________________________
Date filed:___________________________

* The filing fee of $427.13 was paid upon the initial filing of the preliminary proxy materials on March 9, 1999.

          This Rule 13e-3 Transaction Statement (the "Statement") is being filed in connection with the filing by Emons Transportation Group, Inc. ("Emons" or the "Company") with the Securities and Exchange Commission (the "Commission") on or about May 24, 1999 of a Proxy Statement on Schedule 14A (as the same may be amended, the "Proxy Statement") in connection with a special meeting of the stockholders of Emons. At such meeting, the stockholders of Emons will vote upon the adoption of (i) a merger proposal wherein the Company will merge with ETG Merger Corporation ("Newco"), a newly-formed, wholly-owned subsidiary of the Company, with the Company being the surviving corporation in the merger, (ii) the amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 15,000,000 shares to 30,000,000 shares and (iii) the amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of preferred stock from 3,000,000 shares to 10,000,000 shares.

          The following cross reference sheet is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Proxy Statement of the information required to be included in response to the items of this Statement. The information in the Schedule 14A which is attached hereto as Exhibit A, including all appendices thereto, is hereby expressly incorporated herein by reference and the responses to each item are qualified in their entirety by the provisions of the Proxy Statement.

ITEM IN SCHEDULE
------------------                 CAPTION OR LOCATION IN
13E-3                                  PROXY STATEMENT
------------------  -----------------------------------------------------

Item 1(a).........  "INTRODUCTION"

Item 1(b).........  "VOTING - Voting Rights and Proxy and Written
                    Consent Information - Record Date"; "MERGER
                    PROPOSAL - The Merger Proposal"; "DESCRIPTION OF SECURITIES - Convertible Preferred Stock"

Item 1(c).........  "MARKET FOR COMPANY'S COMMON STOCK
                    AND RELATED SECURITY HOLDER MATTERS"

Item 1(d).........  "PRO FORMA FINANCIAL INFORMATION -
                    Convertible Preferred Stockholders"; "SPECIAL
                    FACTORS - Timing of Transaction"

Item 1(e).........  **

Item 1(f).........  **

Item 2............  "BUSINESS OF THE COMPANY - Directors and Executive Officers
                    of the Company and Newco"


**  The Item is inapplicable or the answer thereto is in the negative.

Item 3(a)-(b).....  **

Item 4(a).........  "MERGER PROPOSAL"

Item 4(b).........  **

Item 5(a)-(g).....  "MERGER PROPOSAL"

Item 6(a).........  **

Item 6(b).........  "MERGER PROPOSAL - Expenses"

Item 6(c)-(d).....  **

Item 7(a).........  "SPECIAL FACTORS - Rationale for the Merger
                    Proposal"

Item 7(b).........  "SPECIAL FACTORS - Background of Merger Proposal
                    and Alternatives Considered"

Item 7(c).........  "SPECIAL FACTORS - Reasons for Proposed
                    Structure" and "-Timing of Transaction"

Item 7(d).........  "SPECIAL FACTORS - Effects of the Merger
                    Proposal"; "Federal Income Tax Consequences of Merger;" and "- Possible Detrimental Effects of the Merger Proposal"

Item 8(a)-(b).....  "SPECIAL FACTORS - Recommendation of the Board
                    of Directors; Fairness"; "- Opinion of Financial Advisor"; "- Discounted Free Cash Flow Analysis"; "- Comparable Public Company Analysis"; and "- The Company's Strategic Business Plan"

Item 8(c).........  "SPECIAL FACTORS - Recommendation of the Board
                    of Directors; Fairness"

Item 8(d).........  "SPECIAL FACTORS - Recommendation of the Board
                    of Directors; Fairness"

Item 8(e).........  "VOTING - Vote Required"

Item 8(f).........  **


**  The Item is inapplicable or the answer thereto is in the negative.

Item 9(a)-(b).....  "SPECIAL FACTORS - Opinion of Financial Advisor"
                    and "- Comparable Public Company Analysis" and "Federal Income Tax consequences of Merger"

Item 9(c).........  "SPECIAL FACTORS - Opinion of Financial Advisor"

Item 10(a)-(b)....  **

Item 11...........  **

Item 12(a)........  "VOTING - Vote of Directors and Officers" and "-
                    Vote of Escrow Agent"

Item 12(b)........  **

Item 13(a)........  "APPRAISAL RIGHTS OF DISSENTING
                    STOCKHOLDERS"

Item 13(b)-(c)....  **

Item 14(a)........  "SPECIAL FACTORS - Pro Forma Financial
                    Information"

Item 14(b)........  "INCORPORATION OF CERTAIN DOCUMENTS BY
                    REFERENCE"

Item 15(a)........  "INTRODUCTION - Solicitation"

Item 15(b)........  "SPECIAL FACTORS - Opinion of Financial Advisor"

Item 16...........  **

Item 17(a)........  **

Item 17(b)........  "SPECIAL FACTORS - Opinion of Financial Advisor";
                    Annex B-1, B-2 and B-3 to the Proxy Statement; "MERGER PROPOSAL - Code Section 305
                    Considerations" and Annex D to the Proxy Statement

Item 17(c)........  **

Item 17(d)........  Proxy Statement

Item 17(e)........  "APPRAISAL RIGHTS OF DISSENTION
                    STOCKHOLDERS" and Annex E to the Proxy
                    Statement

Item 17(f)........  **


**  The Item is inapplicable or the answer thereto is in the negative.

Item 1.    Issuer and Class of Security Subject to the Transaction.
---------  --------------------------------------------------------

          (a) The issuer of the class of equity securities which is the subject of the Rule 13e-3 transaction is Emons Transportation Group, Inc. The address of the issuer is 96 South George Street, York, Pennsylvania 17401.

          (b) The exact title of the security which is the subject of the Rule 13e-3 transaction is the "$.14 Series A Cumulative Convertible Preferred Stock (the "Convertible Preferred Stock")." The number of shares of Convertible Preferred Stock outstanding as of May 10, 1999 was 1,485,543. Such shares were held of record as of such date by approximately 641 holders.

          (c) The information set forth in the section of the Proxy Statement entitled "MARKET FOR COMPANY'S COMMON STOCK AND RELATED SECURITY MATTERS" is incorporated herein by reference in response to this item pursuant to Instruction F of Schedule 13E-3.

          (d) No dividend has been paid during the past two years with respect to the Convertible Preferred Stock. As of May 10, 1999, the accrued but unpaid amount of dividends on the Convertible Preferred Stock was $1.19 per share. The Company is not obligated to pay such accrued and unpaid dividends. There are no restrictions on the Company's present or future ability to pay dividends on the Convertible Preferred Stock.

          (e) The issuer has not, and Newco has not, during the past three years made an underwritten public offering of any securities issued by it.

          (f) The issuer has not, and Newco has not, purchased any securities issued by the issuer since July 1, 1997 (the commencement of the issuer's second full fiscal year preceding the date of this schedule).


Item 2.  Identity and Background.
------   -----------------------

          (a)-(d) This Statement is being filed by the Company (as the issuer of the Convertible Preferred Stock which is the subject of the Rule 13E-3 transaction) and by Newco (as an affiliate of the Company). Newco is a Delaware corporation and shares the same principal business and business address as the Company.

          Pursuant to Instruction C of Schedule 13E-3, the following table sets forth the information required by Item 2 (a)-(d) with respect to the executive officers and directors of the Company and Newco. The business address of each executive officer and director of the Company and Newco is 96 South George Street, York, PA 17401.

                EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY
                ----------------------------------------------


NAME AND POSITION                                          PRESENT MATERIAL OCCUPATION AND
WITH THE COMPANY                                            POSITIONS DURING LAST 5 YEARS
--------------------------------------  ----------------------------------------------------------------------
Robert Grossman/*/                      Mr. Grossman, who devotes all of his business time to the affairs of
Chairman of the Board, President and    the Company, has been a Director and the Chairman of the Board and
Chief Executive Officer                 Chief Executive Officer of the Company since its inception in
                                        December, 1986 and was President of the Company until September,
                                        1996.  In September, 1997, Mr. Grossman reassumed the position of
                                        President of the Company.  He is now, and for more than five years has been, the Chairman of the Board, President, or Chief Executive
                                        Officer of each direct or indirect wholly-owned subsidiary of the
                                        Company except for Emons Finance Corp.  Mr. Grossman has held various offices with the Company or its subsidiaries since 1971.

Scott F. Ziegler/**/                    SCOTT F. ZIEGLER.  Mr. Ziegler has been Senior Vice President and
Director, Senior Vice President and     Chief Financial Officer, Controller and Secretary of the Company
Chief Financial Officer, Controller     since September, 1998, was Vice President - Finance, Controller and
and Secretary                           Secretary of the Company from September, 1996 until September,
                                        1998 and was Vice President, Controller and Secretary from January,
                                        1993 until September, 1996.  Mr. Ziegler has been Senior Vice
                                        President and Chief Financial Officer, controller and Secretary of each of the Company's subsidiaries except for Emons Finance Corp.
                                        since November 1998, was Vice President-Finance, Controller and/or
                                        Secretary of each of the Company's subsidiaries except for Emons
                                        Finance Corp. from November 1996 until November 1998, and was
                                        Vice President, Controller and/or Secretary of each of the Company's subsidiaries except for Emons Finance Corp. from January, 1993 to
                                        November, 1996.

Matthew Jacobson                        MATTHEW C. JACOBSON.  Mr. Jacobson has been a Vice President of
Vice President                          the Company since September, 1996 and has been President and
                                        Chief Operating Officer of Maine Intermodal Transportation, Inc. and
                                        St. Lawrence & Atlantic Railroad Company since June, 1998, and St.
                                        Lawrence & Atlantic Railroad (Quebec), Inc. since November 1998.
                                        Mr. Jacobson has been President of SLR Leasing Corp. since
                                        November 1998.  Mr. Jacobson was Vice President of Maine
                                        Intermodal Transportation, Inc. and St. Lawrence & Atlantic Railroad
                                        Company from May, 1996 until June, 1998.  Mr. Jacobson was an
                                        International Sales Manager of an affiliate of Sea-Land Service, Inc.
                                        located in Boston, MA from August, 1995 to April, 1996.  Mr.
                                        Jacobson was an Account Manager from December, 1993 to August,
                                        1995 of CSX Transportation, Inc. located in Pittsburgh, PA and
                                        Jacksonville, FL.

-------------------------
/*/  Robert Grossman also serves as Director, President and Vice President of Newco.
/**/  Scott F. Ziegler also serves as Director, Secretary and Treasurer of Newco.


NAME AND POSITION                                          PRESENT MATERIAL OCCUPATION AND
WITH THE COMPANY                                            POSITIONS DURING LAST 5 YEARS
--------------------------------------  ----------------------------------------------------------------------
Phillip A. Dupont                       PHILLIP A. DUPONT.  Mr. DuPont has been a Vice President of the
Vice President                          Company since September, 1997 and has been President and Chief
                                        Operating Officer of the Maryland and Pennsylvania Railroad
                                        Company, Penn Eastern Rail Lines, Inc., Yorkrail, Inc. and Emons
                                        Logistics Services, Inc. since June, 1998.  Mr. DuPont was Vice
                                        President of the Maryland and Pennsylvania Railroad Company,
                                        Yorkrail, Inc. and Emons Logistics Services, Inc. from September,
                                        1997 until June, 1998 and was Vice President - Marketing of Penn
                                        Eastern Rail Lines, Inc. from November, 1997 until June, 1998.  Mr.
                                        DuPont was Logistics Manager of the Company from November,
                                        1996 to September, 1997.  Mr. DuPont was a self-employed
                                        transportation consultant from May, 1996 to November, 1996, with a business address of Malvern, PA.  Mr. DuPont was employed by
                                        Conrail and its predecessors for over thirty years and was most recently employed by Conrail as a Manager of Customer
                                        Development from September, 1995 to May, 1996, with a business address of Albany, NY and an Account Executive from January,
                                        1994 to February, 1995, with a business address of Philadelphia, PA.

Michael J. Blake                        MICHAEL J. BLAKE.  Mr. Blake has been Chairman of Robinson,
Director                                Blake, George & Danzis, Inc., an investment firm located in
                                        Minneapolis MN, since December, 1992, Chairman of MedVision,
                                        Inc., an imaging company located in Minneapolis, MN, since April,
                                        1994, Chairman of Vallon, Inc., a Website developer located in
                                        Minneapolis, MN, since November, 1995, and Chairman of EdView,
                                        Inc., an internet software developer located in Minneapolis, MN, since January, 1997.  Mr. Blake was a Director of the Minneapolis
                                        Grain Exchange, a futures exchange, from October 1990 to October
                                        1998 located in Minneapolis, MN.  Mr. Blake was a Director of BDS
                                        Communications, Inc. located in Mechanicsburg, PA, from August,
                                        1991 to February, 1996.  Mr. Blake was also Chairman of MedIntell
                                        Systems Corporation located in Minneapolis, MN, from July, 1993 to
                                        April, 1995.


NAME AND POSITION                                          PRESENT MATERIAL OCCUPATION AND
WITH THE COMPANY                                            POSITIONS DURING LAST 5 YEARS
--------------------------------------  ----------------------------------------------------------------------
Kimberly A. Madigan                     KIMBERLY A. MADIGAN.  Ms. Madigan has been Vice President -
Director                                Human Resources for Canadian National Railway U.S. Operations
                                        located in Detroit, MI, since May 1, 1999.  Ms. Madigan was a
                                        Principal of Chambers, Conlon & Hartwell, a company which
                                        consults on transportation and government relations issues located in
                                        Washington, D.C., from December 1993 to April 1999.  Ms.
                                        Madigan also served as the president of the National Railroad
                                        Construction and Maintenance Association located in Washington
                                        D.C., from September 1996 until April 1999.  Ms. Madigan was a member of the National Mediation Board located in Washington
                                        D.C., which directs the actions and policies of the government agency charged with the administration of the Railway Labor Act, from August, 1990 to July, 1992 and Chairman of the National
                                        Mediation Board located in Washington D.C., from July, 1992 to
                                        December, 1993.

Robert J. Smallacombe                   ROBERT J. SMALLACOMBE.  Mr. Smallacombe has been President and
                                        Chief Executive Officer of Executive Advisory Group Ltd., a
                                        consulting and management services firm located in Hobe Sound, FL, since March, 1986.  From June, 1996 through May, 1997, Mr.
                                        Smallacombe had served as a Director for Northstar Rehabilitation,
                                        Inc., located in Indiana, Pennsylvania, and Chairman of its Audit
                                        Committee.  He also served as its Chief Executive Officer from April through May, 1997.  Mr. Smallacombe has been a Director of Allied
                                        Devices Corporation, located in Baldwin, New York, since July,
                                        1996.  He was President and Chief Operating Officer of O'Brien
                                        Environmental Energy, Inc., located in Philadelphia, PA, from
                                        September, 1994 to May, 1996.  On September 28, 1994, O'Brien
                                        Environmental Energy, Inc., filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy
                                        Code with the United States Bankruptcy Court for the District of New
                                        Jersey.  From February, 1993 to May, 1994 Mr. Smallacombe was
                                        Chief Executive Officer of Cardinal Publishing, a publisher of church bulletins located in Pennington, NJ.


NAME AND POSITION                                          PRESENT MATERIAL OCCUPATION AND
WITH THE COMPANY                                            POSITIONS DURING LAST 5 YEARS
--------------------------------------  ----------------------------------------------------------------------
Alfred P. Smith                         ALFRED P. SMITH.  Mr. Smith has been Vice President - Locomotive
Director                                Marketing for GATX Capital Corp. located in San Francisco, CA, since November 1998.  Mr. Smith was General Manager - Network
                                        Operations of Canadian National Railway Company located in
                                        Edmonton, Alberta, Canada, from August 1998 until November 1998 and was Assistant Chief of Transportation of Canadian National
                                        Railway Company located in Edmonton, Alberta, Canada, from
                                        September, 1997 until August, 1998.  Mr. Smith was the President and Chief Operating Officer of the Company from September, 1996 to September, 1997 and the President of the Maryland and
                                        Pennsylvania Railroad Company from January, 1987 to September,
                                        1997 and Yorkrail, Inc. from December, 1987 to September, 1997.
                                        Mr. Smith was the President and Chief Operating Officer of Maine
                                        Intermodal Transportation, Inc. from 1994 to September, 1997 and the St. Lawrence & Atlantic Railroad Company from May, 1989 to
                                        September, 1997.  Mr. Smith was Executive Vice President of the
                                        Company from September, 1992 to September, 1996 and was Vice
                                        President of the Company from January, 1987 to September, 1992.

Dean H. Wise                            DEAN H. WISE.  Mr. Wise has been a Partner with Norbridge, Inc.
Director                                (formerly Carlisle, Fagan, Gaskins & Wise, Inc.), a management consulting firm based in Concord, Massachusetts specializing in transportation and logistics services since April, 1995.  Mr. Wise held various positions, most recently as Vice President, at Mercer
                                        Management Consulting, Inc., a management consulting firm located in Lexington, MA, from July, 1983, until March, 1995.


          (e) and (f)   During the last five years, neither the Company nor
Newco nor, to the best of the Company's or Newco's knowledge, either of their respective executive officers or directors (i) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order prohibiting activities, subject to, federal or state securities laws or finding any violations of such laws.

          (g) All of the directors and executive officers of the Company and of Newco are citizens of the United States.


Item 3.   Past Contacts, Transactions or Negotiations.
------    -------------------------------------------

          (a)-(b)  Not applicable.


Item 4.   Terms of the Transaction.
------    ------------------------

          (a) The information set forth in the section of the Proxy Statement entitled "MERGER PROPOSAL" is incorporated herein by reference in response to this item pursuant to Instruction F of Schedule 13E-3.

          (b)  Not applicable.


Item 5.  Plans or Proposals of the Issuer or Affiliate.
------   ---------------------------------------------

          Neither the issuer nor Newco has any plans or proposals regarding activities or transactions to occur after the Rule 13e-3 transaction which would relate to or result in:

          (a) An extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the issuer or any of its subsidiaries;

          (b) A sale or transfer of a material amount of assets of the issuer or any of its subsidiaries;

          (c) Any change in the present board of directors or management of the issuer;

          (d) Any material change in the present dividend rate or policy (except that no shares of Convertible Preferred Stock will be outstanding after the 13e-3 transaction) or indebtedness or capitalization of the issuer;

          (e) Any other material change in the issuer's corporate structure or business (other than the merger of Newco into the Company);

          (f) A class of equity securities of the issuer (other than the Convertible Preferred Stock) becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Act; or

          (g) The suspension of the issuer's obligation to file reports pursuant to Section 15(d) of the Act.


Item 6.  Source and Amounts of Funds or Other Consideration.
------   --------------------------------------------------

          (a)  Not applicable.

          (b) The issuer will be responsible for paying all expenses incurred in connection with the Rule 13e-3 transaction. Set forth below is a statement of expenses incurred or to be incurred in connection with the Rule 13e-3 transaction:

          Filing fees................  $    427.13
          Legal and accounting fees..  $130,000.00
          Printing costs.............  $ 55,000.00
          Fees of financial advisor..  $ 50,000.00
          Fees of Transfer Agent.....  $ 15,000.00

          (c)  Not applicable.

          (d)  Not applicable.


Item 7.  Purpose(s), Alternatives, Reasons and Effects.
------   ---------------------------------------------

          (a) The information set forth in the section of the Proxy Statement entitled "SPECIAL FACTORS - Rationale for the Merger Proposal" is incorporated herein by reference in response to this item pursuant to Instruction F of
Schedule 13E-3.

          (b) The information set forth in the section of the Proxy Statement entitled "SPECIAL FACTORS - Background of the Merger Proposal and Alternatives Considered" is incorporated herein by reference in response to this item pursuant to Instruction F of Schedule 13E-3.

          (c) The information set forth in the sections of the Proxy Statement entitled "SPECIAL FACTORS - Reasons for Proposed Structure" and "- Timing of Transaction" is incorporated herein by reference in response to this item pursuant to Instruction F of Schedule 13E-3.

          (d) The information set forth in the sections of the Proxy Statement entitled "SPECIAL FACTORS - Effects of the Merger Proposal"; "Federal Income Tax Consequences of Merger"; and "- Possible Detrimental Effects of the Merger Proposal" is incorporated herein by reference in response to this item pursuant to Instruction F of Schedule 13E-3.


Item 8.  Fairness of the Transaction.
------   ---------------------------

          (a)-(b) The information set forth in the sections of the Proxy Statement entitled "SPECIAL FACTORS - Recommendation of the Board of Directors; Fairness"; "- Opinion of Financial Advisor"; "-Discounted Free Cash Flow Analysis"; "- Comparable Public Company Analysis"; and "- The Company's Strategic Business Plan" is incorporated herein by reference in response to this item pursuant to Instruction F of Schedule 13E-3. The board of directors of Newco did not consider whether the Merger Proposal was fair to shareholders of the Company.

          (c) The information set forth in the section of the Proxy Statement entitled "SPECIAL FACTORS - Recommendation of the Board of Directors; Fairness" is incorporated herein by reference in response to this item pursuant to Instruction F of Schedule 13E-3.

          (d) The information set forth in the section of the Proxy Statement entitled "SPECIAL FACTORS - Recommendation of the Board of Directors; Fairness" is incorporated herein by reference in response to this item pursuant to Instruction F of Schedule 13E-3.

          (e) This transaction was approved by a majority of the directors of the issuer who are not employees of the issuer.

          (f)  Not applicable.


Item 9.  Reports, Opinions, Appraisals and Certain Negotiations.
------   ------------------------------------------------------

          (a)-(b) The information set forth in the sections of the Proxy Statement entitled "SPECIAL FACTORS - Opinion of Financial Advisor"; "- Comparable Public Company Analysis" and "- Federal Income Tax Consequences of Merger" is incorporated herein by reference in response to this item pursuant to Instruction F of Schedule 13E-3.

          (c) The report of the Company's Financial Advisor shall be made available for inspection and copying at the principal executive offices of the issuer during its regular business hours by any interested equity security holder of the issuer or his or her representative who has been so designated in writing. A copy of such report will be transmitted by the issuer to any interested equity security holder of the issuer or his or her representative who has been so designated in writing upon written request and at the expense of the requesting security holder.


Item 10.  Interest in Securities of the Issuer.
-------   ------------------------------------

          (a) No shares of Convertible Preferred Stock are beneficially owned by any pension, profit sharing or similar plan of the issuer, by any person described in Instruction C of Schedule 13E-3 or by any subsidiary of the issuer.

          (b) No transaction in the Convertible Preferred Stock was effected during the past 60 days by any person referred to in paragraph (a) of this Item.


Item 11.  Contracts, Arrangements or Understandings With Respect
-------   ------------------------------------------------------
          to the Issuer's Securities.
          --------------------------

          No contract, arrangement, understanding or relationship exists in connection with the Rule 13e-3 transaction between the issuer and Newco, any executive officer or director of the Company or Newco or any other person.

Item 12.  Present Intention and Recommendation of Certain Persons
-------   -------------------------------------------------------
          with Regard to the Transaction.
          ------------------------------

          (a) The information set forth in the sections of the Proxy Statement regarding the current intentions of the Escrow Agent (as such term is defined in the Proxy Statement) and officers and directors of the issuer in responding to the solicitation and entitled "VOTING - Vote of Directors and Officers" and "- Vote of Escrow Agent" is incorporated herein by reference in response to this item pursuant to Instruction F of Schedule 13E-3. All of the executive officers and directors of Newco are also executive officers or directors of the Company; accordingly, the foregoing statement applies to such executive officers and directors.

          (b) Other than the recommendation by the issuer's board of directors, the issuer is not aware of any recommendation regarding the Rule 13e-3 transaction by Newco or by any other person referred to in paragraph (a) of this item.


Item 13.  Other Provisions of the Transaction.
-------   -----------------------------------

          (a) Holders of Convertible Preferred Stock are entitled to appraisal rights in connection with the Rule 13e-3 transaction. The information regarding appraisal rights is set forth in the section of the Proxy Statement entitled "APPRAISAL RIGHTS OF DISSENTING STOCKHOLDERS" which is incorporated herein by reference in response to this item pursuant to Instruction F of Schedule 13E-3.

          (b)  Not applicable.

          (c)  Not applicable.


Item 14.  Financial Information.
-------   ---------------------

          Financial information set forth in, or incorporated by reference in, the Proxy Statement, is incorporated herein by reference in response to this item pursuant to Instruction D of Schedule 13E-3.


Item 15.  Persons and Assets Employed, Retained or Utilized.
-------   -------------------------------------------------

          (a) Officers and employees of the issuer may assist the issuer in making the solicitation made in the Proxy Statement but will not be additionally compensated for any activities in that regard.

          (b) Other than Ferris, Baker Watts, Inc., the issuer has not employed or retained, and does not intend to employ or retain, any person to make solicitations or recommendations in connection with the Rule 13e-3 transaction. The information set forth in the section of the Proxy Statement regarding Ferris, Baker Watts, Inc. and entitled "SPECIAL FACTORS - Opinion of Financial Advisor" is incorporated herein by reference in response to this item pursuant to Instruction F of Schedule 13E-3.


Item 16.  Additional Information.
-------   ----------------------

          None

Item 17.  Material to be Filed as Exhibits.
-------   --------------------------------

          (a)  Not applicable.

          (b) Opinions of Ferris, Baker Watts, Inc. dated February 22, 1999 and May 24, 1999 and supporting analysis attached to Proxy Statement as Annex B-1, B-2 and B-3. Valuation Opinion of Ferris, Baker Watts, Inc. dated February 22, 1999 and attached to Proxy Statement as Annex D.

          (c)  Not applicable.

          (d) Preliminary Copy - Proxy Statement.

          (e) Description of appraisal rights in response to this item is incorporated herein by reference to the Proxy Statement referred to in paragraph
(d) above pursuant to Instruction F of Schedule 13E-3.

          (f)  None

                                   SIGNATURE


          After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.



                                    EMONS TRANSPORTATION GROUP INC.


                                       May 24, 1999
                                    ------------------------------
                                       Date


                                    By:   /s/ Scott F. Ziegler
                                       ------------------------------
                                       (Signature)


                                         Scott F. Ziegler, Secretary
                                     --------------------------------
                                       (Name and Title)



                                    ETG MERGER CORPORATION


                                       May 24, 1999
                                     ------------------------------
                                      Date


                                    By:  /s/ Scott F. Ziegler
                                       ------------------------------
                                       (Signature)


                                         Scott F. Ziegler, Secretary
                                     --------------------------------
                                       (Name and Title)